Exhibit 99.62

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  January, 1999
           Series 1998-21, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.262125
                                                       ------------------------
       Weighted average maturity                                        355.08
                                                       ------------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts  below are for a Single Certificate of $1,000:
       1.
                                Principal
            Principal Per    Prepayments Per Interest Per
      Class  Certificate       Certificate    Certificate  Payout Rate
      -----  -----------       -----------    -----------  -----------
       R    $   0.00000000   $  0.00000000  $ 0.00000000   % 0.00000000
       PO   $   2.60846577   $  1.63561721  $ 0.00000000   % 0.00000000
       A1   $  11.81896679   $ 10.89049288  $ 5.15473601   % 6.25000001
       A2   $   0.00000000   $  0.00000000  $ 5.20833724   % 6.25000468
       A3   $   0.79743490   $  0.73479013  $ 5.20420948   % 6.25000003
       A4   $   0.00000000   $  0.00000000  $ 5.41666667   % 6.50000000
       A5   $   0.00000000   $  0.00000000  $ 5.41666674   % 6.50000009
       A6   $   0.00000000   $  0.00000000  $ 5.28879901   % 6.34655881
       A7   $   0.00000000   $  0.00000000  $ 6.63360352   % 7.96032423
       A8   $   0.00000000   $  0.00000000  $ 5.00000000   % 6.00000000
       A9   $   0.00000000   $  0.00000000  $ 0.00000000   % 0.00000000
       A10  $   0.00000000   $  0.00000000  $ 5.41666677   % 6.50000013
       A11  $   0.00000000   $  0.00000000  $ 0.00000000   % 0.00000000
       A12  $  13.79633810   $ 12.71252590  $ 5.14576892   % 6.25000002
       A13  $   0.00000000   $  0.00000000  $ 5.20833346   % 6.25000016
       M    $   0.79743444   $  0.00000000  $ 5.20420980   % 6.25000043
       B1   $   0.79743534   $  0.00000000  $ 5.20420977   % 6.25000039
       B2   $   0.79743295   $  0.00000000  $ 5.20421030   % 6.25000104
       B3   $   0.79743295   $  0.00000000  $ 5.20420977   % 6.25000039
       B4   $   0.79743295   $  0.00000000  $ 5.20420498   % 6.24999467
       B5   $   0.79743754   $  0.00000000  $ 5.20421176   % 6.25000279

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $        N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                          $          115,764.21
                                                                ----------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:       $      512,632,285.49
                                                                ----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,554
                                                                ----------------
       3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance       Balance          Cusip
-----         -------          -----------------       -------          -----
R    $                  0.00  $             0.00  $             0.00  36157RWD3
PO   $             32,088.16  $        32,004.29  $           995.37  GEC9821PO
A1   $        330,743,037.35  $   326,793,351.39  $           977.89  36157RVQ5
A2   $            854,000.00  $       854,000.00  $         1,000.00  36157RVR3
A3   $         50,026,790.14  $    49,986,865.42  $           998.41  36157RVS1
A4   $          1,500,000.00  $     1,500,000.00  $         1,000.00  36157RVT9
A5   $          5,729,387.00  $     5,729,387.00  $         1,000.00  36157RVU6
A6   $          1,583,333.00  $     1,583,333.00  $         1,000.00  36157RVV4
A7   $            527,778.00  $       527,778.00  $         1,000.00  36157RVW2
A8   $          4,854,400.00  $     4,854,400.00  $         1,000.00  36157RVX0
A9   $            263,889.00  $       263,889.00  $         1,000.00  36157RVY8
A10  $         11,630,769.00  $    11,630,769.00  $         1,000.00  36157RVZ5
A11  $            465,231.00  $       465,231.00  $         1,000.00  36157RWA9
A12  $         75,334,056.74  $    74,282,085.96  $           974.19  36157RWB7
A13  $         12,757,000.00  $    12,757,000.00  $         1,000.00  36157RWC5
SUP  $        516,541,416.39  $   511,486,139.83  $           981.83  GE9821SUP
M    $         10,172,938.82  $    10,164,820.14  $           998.41  36157RWE1
B1   $          4,172,693.50  $     4,169,363.41  $           998.41  36157RWF8
B2   $          2,347,140.09  $     2,345,266.92  $           998.41  36157RWG6
B3   $          2,086,346.75  $     2,084,681.71  $           998.41  36157RWS0
B4   $          1,043,173.37  $     1,042,340.85  $           998.41  36157RWT8
B5   $          1,566,968.90  $     1,565,718.35  $           998.41  36157RWU5

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number               20       Principal Balance       $6,459,977.61
                                 --------                          -------------
       2.   60-89 days
            Number               7        Principal Balance       $2,192,894.71
                                 --------                          -------------
       3.   90 days or more
            Number               0        Principal Balance       $        0.00
                                 --------                          -------------
       4.   In Foreclosure
            Number               0        Principal Balance       $        0.00
                                 --------                          -------------
       5.   Real Estate Owned
            Number               0        Principal Balance       $        0.00
                                 --------                          -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                  $        0.00
                                                                        --------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                  A6             %               6.34655881
                  A7             %               7.96032423

E.     Other Information:

       1.   Special Hazard Loss Amount:                         $          0.00
                                                                   -------------

       2.   Bankruptcy Loss Amount:                             $          0.00
                                                                   -------------

       3.   Fraud Loss Amount:                                  $          0.00
                                                                   -------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------